AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 1997
                                           SECURITIES ACT FILE NO. 333-
                                     INVESTMENT COMPANY ACT FILE NO. 811-8030


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-2

/x/        Registration Statement Under The Securities Act of 1933
/ /                      Pre-Effective Amendment No.
/ /                      Post-Effective Amendment No.
                                    and/or
/x/    Registration Statement Under The Investment Company Act of 1940
/x/                            Amendment No. 4
                       (check appropriate box or boxes)


                         ROYCE MICRO-CAP TRUST, INC.
              (Exact Name of Registrant as Specified in Charter)


                         1414 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                   (Address of Principal Executive Offices)
                                (800) 221-4268
             (Registrant's Telephone Number, including Area Code)


                         CHARLES M. ROYCE, PRESIDENT
                         ROYCE MICRO-CAP TRUST, INC.
                         1414 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019
                   (Name and Address of Agent for Service)


                                  COPIES TO:



              FRANK P. BRUNO, ESQ.                 HOWARD J. KASHNER, ESQ.        GARY S. SCHPERO,ESQ. SIMPSON
                BROWN & WOOD LLP                 ROYCE MICRO-CAP TRUST, INC.            THACHER & BARTLETT
             ONE WORLD TRADE CENTER              1414 AVENUE OF THE AMERICAS          425 LEXINGTON AVENUE
         NEW YORK, NEW YORK  10048-0557            NEW YORK, NEW YORK 10019         NEW YORK, NEW YORK  10017



    APPROXIMATE DATE  OF PROPOSED PUBLIC  OFFERING:   As soon  as practicable
after the effective date of this Registration Statement.


    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend reinvestment plan, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. / /

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                  Amount        Proposed Maximum    Proposed Maximum     Amount of
     Title of Securities           Being          Offering Price    Aggregate Offering  Registration
      Being Registered         Registered(1)       Per Share(1)          Price(1)          Fee(2)
    % Cumulative Preferred    1,600,000 Shares        $25.00           $40,000,000       $12,121.21
           Stock



(1) Estimated solely for the purpose of calculating the filing fee.
(2) Transmitted to the designated lockbox at Mellon Bank in Pittsburgh, PA.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


                            CROSS-REFERENCE SHEET



Item Number in Form N-2                                           Caption in Prospectus
PART A - INFORMATION REQUIRED IN A PROSPECTUS
1.  Outside Front Cover   . . . . . . . . . . . .  Outside Front Cover Page
2.  Inside Front and Outside Back
    Cover Page  . . . . . . . . . . . . . . . . .  Inside Front and Outside Back Cover Page;
                                                   Underwriting
3.  Fee Table and Synopsis  . . . . . . . . . . .  Not Applicable
4.  Financial Highlights  . . . . . . . . . . . .  Financial Highlights
5.  Plan of Distribution  . . . . . . . . . . . .  Outside Front Cover Page; Prospectus Summary;
                                                   Underwriting
6.  Selling Shareholders  . . . . . . . . . . . .  Not Applicable
7.  Use of Proceeds   . . . . . . . . . . . . . .  Use of Proceeds; Investment Objective and Policies
8.  General Description of the Registrant   . . .  Front Cover Page; Prospectus Summary; The Fund;
                                                   Investment Objective and Policies
9.  Management  . . . . . . . . . . . . . . . . .  Prospectus Summary; Investment Advisory and Other
                                                   Services; Custodian, Transfer Agent and Dividend-
                                                   Paying Agent
10. Capital Stock, Long-Term Debt, and Other       Front Cover Page; Prospectus Summary; Ordinary
    Securities  . . . . . . . . . . . . . . . . .  Income Equivalent Yield Tables; Capitalization;
                                                   Investment Objective and Policies; Description of
                                                   Cumulative Preferred Stock; Description of Capital
                                                   Stock; Taxation
11. Defaults and Arrears on Senior Securities   .  Not Applicable
12. Legal Proceedings   . . . . . . . . . . . . .  Not Applicable
13. Table of Contents of the Statement of          Table of Contents of Statement of Additional
    Additional Information  . . . . . . . . . . .  Information

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
14. Cover Page  . . . . . . . . . . . . . . . . .  Front Cover Page
15. Table of Contents   . . . . . . . . . . . . .  Front Cover Page
16. General Information and History   . . . . . .  Not Applicable
17. Investment Objective and Policies   . . . . .  Not Applicable
18. Management  . . . . . . . . . . . . . . . . .  Directors and Officers; Investment Advisory and
                                                   Other Services
19. Control Persons and Principal Holders
    of Securities   . . . . . . . . . . . . . . .  Principal Stockholders
20. Investment Advisory and Other Services  . . .  Investment Advisory and Other Services
21. Brokerage Allocation and Other Practices  . .  Brokerage Allocation and Other Practices
22. Tax Status  . . . . . . . . . . . . . . . . .  Not Applicable
23. Financial Statements  . . . . . . . . . . . .  Financial Statements
PART C - OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                 SUBJECT TO COMPLETION, DATED JUNE     , 1997
PROSPECTUS
                               1,600,000 SHARES
                         ROYCE MICRO-CAP TRUST, INC.
                           % CUMULATIVE PREFERRED STOCK
                   LIQUIDATION PREFERENCE $25.00 PER SHARE
    The          % Cumulative Preferred Stock,  liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Micro-Cap Trust, Inc. (the "Fund") will be senior securities of the Fund. Prior to this offering, there has been no public market for the Cumulative Preferred Stock. The Fund is a closed-end diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of companies that, at the time of investment, have market capitalizations of $300 million or less. Royce & Associates, Inc. is the Fund's investment adviser.
    Dividends on the Cumulative Preferred Stock offered hereby, at the annual rate of % of the liquidation preference, are cumulative from the Date of Original Issue thereof and are payable quarterly on March 23, June 23, September 23 and December 23, commencing on September 23, 1997.
    During the Fund's last fiscal year, distributions paid by the Fund on its Common Stock consisted primarily of long-term capital gains, and under current market conditions it is expected that dividends paid on the Cumulative Preferred Stock similarly will consist primarily of long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains.
    It is a condition to its issuance that the Cumulative Preferred Stock be rated "aaa" by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the composition of the Fund's portfolio must reflect guidelines established by Moody's, and the Fund will be required to maintain a certain discounted asset coverage with respect to the Cumulative Preferred Stock.
        The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Fund for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") if the Fund fails to maintain a quarterly asset coverage of at least 225% or to maintain the discounted asset coverage required by Moody's. Commencing July 1, 2002 and thereafter, the Fund at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to July 1, 2002, the Cumulative Preferred Stock will be redeemable, at the option of the Fund, for cash at a price equal to the Redemption Price, only to the extent necessary for the Fund to continue to qualify for tax treatment as a regulated investment company. See "Description of Cumulative Preferred Stock--Redemption".
                                                     (Continued on next page)
                             ___________________
    APPLICATION WILL BE MADE TO LIST THE CUMULATIVE PREFERRED STOCK ON THE AMERICAN
 STOCK EXCHANGE (THE "AMEX").  TRADING OF THE CUMULATIVE PREFERRED STOCK ON
     THE AMEX IS EXPECTED TO COMMENCE WITHIN 30 DAYS OF THE DATE OF THIS
                       PROSPECTUS.  SEE "UNDERWRITING".
                             ___________________
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY



            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                     Price to             Underwriting Discounts       Proceeds
                                     Public(1)              or Commissions(2)         to Fund(3)
Per Share                             $25.00                        $                      $

Total(3)                            $40,000,000           $                           $


(1) Plus accumulated dividends, if any, from the Date of Original Issue.
(2) The Fund and the investment adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3) Before  deducting offering  expenses payable  by the  Fund,  estimated at
    $240,000.
                             ___________________
    The shares of Cumulative Preferred Stock are being offered by the Underwriters named herein, subject to prior sale, when, as and if accepted by them and subject to certain conditions. It is expected that delivery of the shares of Cumulative Preferred Stock will be made in book-entry form through
the facilities of The  Depository Trust Company on  or about July           ,
1997.
                             ___________________
SMITH BARNEY INC.                                     PAINEWEBBER INCORPORATED

JUNE    , 1997

    If the Fund voluntarily terminates compliance with the Moody's guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased. See "Investment Objective and Policies--Rating Agency Guidelines" and "Description of Cumulative Preferred Stock--Termination of Rating Agency Guidelines".
    This Prospectus sets forth certain information an investor should know before investing and should be retained for future reference.
    A Statement of Additional Information dated June , 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the Statement of
Additional Information appears  on page        of this Prospectus.  A copy of
the Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 1414 Avenue of the Americas, New York 10019, or calling the Fund toll-free at (800) 221-4268.

    CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE FUND, INCLUDING THE ENTRY OF
STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING".


                              PROSPECTUS SUMMARY

    The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not defined in this Summary are defined in the Glossary that appears at the end of this Prospectus.

The Fund; Investment
Objective and Policies       Royce  Micro-Cap Trust,  Inc.  (the "Fund")  has
                             been  engaged  in   business  as  a   closed-end
                             diversified management investment company  since
                             its  initial  offering in  December  1993.   The
                             investment  objective of  the Fund  is long-term
                             capital   appreciation,   which  it   seeks   by
                             investing at least 65%  of its assets in  common
                             stocks, convertible  securities and warrants  of
                             companies that, at the time  of investment, have
                             market capitalizations  of $300 million  or less
                             ("micro-cap  companies").   No assurance  can be
                             given  that the Fund's investment objective will
                             be achieved.   The  Fund's average  annual total
                             returns on  the net asset  values of  its Common
                             Stock for  the one year  and three  year periods
                             ended  May  31,  1997,  and  from  inception  on
                             December 14,  1993 to May  31, 1997,  were 9.4%,
                             17.0%  and 14.9%,  respectively.   Total  return
                             figures  are  based  on  the  Fund's  historical
                             performance,     assume      reinvestment     of
                             distributions  and  full  participation  in  its
                             1994   primary  rights  offering,  and  are  not
                             intended  to  indicate future  performance.  See
                             "Investment Objective and Policies".

The Investment Adviser       Royce  &  Associates, Inc.  ("Royce"),  formerly
                             known as  Quest  Advisory Corp.,  has served  as
                             the  investment adviser  to the  Fund since  its
                             inception.    Royce also  serves  as  investment
                             adviser    to   other    management   investment
                             companies,   with   aggregate  net   assets   of
                             approximately $1.7 billion as of May 31, 1997, and manages other institutional accounts.

                             As compensation for its services under the present Investment Advisory Agreement, Royce will receive a fee at a rate ranging from .5% up to 1.5% per annum of the Fund's average net assets for the applicable performance period, depending upon the investment performance of the Fund relative to the investment record of the Russell 2000 Index (the "Russell 2000"), determined by comparisons made over rolling periods of up to 36 months. For a more detailed description of the method by which the advisory fee is determined, see "Investment Advisory and Other Services--Advisory Fee".

                             Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including W. Whitney George, Portfolio Manager and Managing Director, and by Jack E. Fockler, Jr., Managing Director. See "Investment Advisory and Other Services-- Portfolio Management" herein and "Directors and Officers" in the Statement of Additional Information.

The Offering                 The Fund  is offering 1,600,000 shares  of     %
                             Cumulative Preferred Stock, par  value $.001 per
                             share, liquidation  preference $25.00 per  share
                             (the   "Cumulative  Preferred   Stock"),  at   a
                             purchase price of $25 per share.

Dividends                    Dividends  on the Cumulative Preferred Stock, at
                             the annual rate  of       %  of the  liquidation
                             preference,  are  cumulative  from the  Date  of
                             Original Issue  and are payable, when, as and if
                             declared by the Board  of Directors of the  Fund
                             out   of  funds   legally  available   therefor,
                             quarterly on  March 23,  June  23, September  23
                             and  December 23,  commencing  on September  23,
                             1997,  to  holders of  record  on  the preceding
                             March  6, June  6, September  6 and  December 6,
                             respectively.   See  "Description of  Cumulative
                             Preferred Stock--Dividends".

Potential Tax Benefit
to Certain Investors         The  Fund is  required to  allocate income taxed
                             as  long-term capital  gains, as  well  as other
                             types of  income, proportionately among  holders
                             of  shares   of  Common  Stock  and   shares  of
                             Cumulative  Preferred Stock  in accordance  with
                             the  current position  of  the Internal  Revenue
                             Service  (the "IRS").   During  the Fund's  last
                             fiscal year,  distributions paid by  the Fund on
                             its Common  Stock consisted primarily  of income
                             taxed  as  long-term  capital gains,  and  under
                             current  market conditions  it is  expected that
                             dividends  paid  on   the  Cumulative  Preferred
                             Stock similarly will  consist primarily of  such
                             income.   Certain  investors  in the  Cumulative
                             Preferred  Stock may  realize  a tax  benefit to
                             the extent  that dividends paid  by the  Fund on
                             those shares  are composed of  long-term capital
                             gains.   See "Ordinary  Income Equivalent  Yield
                             Tables".    Subject  to  statutory  limitations,
                             investors may  also  be entitled  to offset  the
                             portion   of  their   dividends  on   Cumulative
                             Preferred  Stock  that   consists  of  long-term
                             capital gains with capital losses  incurred by
                             such investors.   See "Taxation".   No assurance
                             can  be given,  however, as  to what percentage,
                             if  any, of  the  dividends to  be  paid on  the
                             Cumulative  Preferred  Stock   will  consist  of
                             long-term  capital gains.   To  the extent  that
                             dividends  on the shares of Cumulative Preferred
                             Stock  are  not  paid   from  long-term  capital
                             gains, they will be paid from net investment income (which includes both ordinary income and short-term capital gains) and taxed as ordinary income or will represent a return of capital.

Rating It is a condition to its issuance that the Cumulative Preferred Stock be issued with a rating of "aaa" from Moody's Investors Service,
                             Inc.  ("Moody's").   The Articles  Supplementary
                             creating and fixing  the rights and  preferences
                             of   the   Cumulative   Preferred   Stock   (the
                             "Articles   Supplementary")    contain   certain
                             provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on the Date of Original Issue. Although it is the Fund's present intention to
                             continue  to  comply  with   the  Rating  Agency
                             Guidelines, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. If the Fund
                             voluntarily   terminates  compliance   with  the
                             Rating Agency Guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased by .375% per annum. See "Description of Cumulative Preferred Stock--Termination of Rating Agency Guidelines".

Asset Coverage               The  Fund will  be required  to maintain,  as of
                             the last Business  Day of March, June, September
                             and December  of each year, Asset Coverage of at
                             least  225%  with  respect   to  the  Cumulative
                             Preferred Stock.   This required Asset  Coverage
                             is   greater  than   the  200%   asset  coverage
                             required  by   Section  18  of   the  Investment
                             Company  Act  of  1940,  as amended  (the  "1940
                             Act").   If  the  Fund had  issued and  sold the
                             Cumulative Preferred Stock offered  hereby as of
                             December 31,  1996 and May  31, 1997,  the Asset
                             Coverage would have been 381% and 399%,
                             respectively.   See  "Description of  Cumulative
                             Preferred Stock--Asset Maintenance".

                             Also, pursuant to the Rating Agency Guidelines, the Fund will be required to maintain a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio Calculation have been established by Moody's in connection with the Fund's receipt of a rating on the Cumulative Preferred Stock on their Date of Original Issue of "aaa" from Moody's. See "Investment Objective and Policies--Rating Agency Guidelines".

Voting Rights                At all  times, holders  of shares of  Cumulative
                             Preferred  Stock and  any other  Preferred Stock
                             will elect  two members of  the Fund's  Board of
                             Directors, and  holders of Cumulative  Preferred
                             Stock,  any  other  Preferred Stock  and  Common
                             Stock, voting  as a single class, will elect the
                             remaining directors.   However,  upon a  failure
                             by the Fund to  pay dividends on the  Cumulative
                             Preferred  Stock  and/or   any  other  Preferred
                             Stock in  an  amount equal  to  two full  years'
                             dividends,   holders  of   Cumulative  Preferred
                             Stock,  voting  as  a  separate class  with  any
                             other outstanding  shares of Preferred  Stock of
                             the  Fund,  will have  the  right  to elect  the
                             smallest   number   of  directors   that   would
                             constitute  a majority  of  the directors  until
                             cumulative dividends have been paid  or provided
                             for.   Holders of Cumulative Preferred Stock and
                             any other  Preferred Stock will  vote separately
                             as  a  class  on   certain  other  matters,   as
                             required     under    the     Fund's    Articles
                             Supplementary, the  1940 Act  and Maryland  law.
                             Except   as   otherwise    indicated   in   this
                             Prospectus   and   as  otherwise   required   by
                             applicable law, holders  of Cumulative Preferred
                             Stock  will be entitled to one vote per share on
                             each matter submitted  to a vote of stockholders
                             and will  vote together  with holders  of shares
                             of  Common   Stock  as   a  single  class.   See
                             "Description  of  Cumulative  Preferred  Stock--
                             Voting Rights".

Mandatory Redemption         The  Cumulative Preferred  Stock  is subject  to
                             mandatory redemption  in whole or in part by the
                             Fund  in  the  event  that  the  Fund  fails  to
                             maintain  the  quarterly  Asset  Coverage  or to
                             maintain a Portfolio Calculation  at least equal
                             to  the  Basic  Maintenance Amount  required  by
                             Moody's and  does not cure  such failure  by the
                             applicable cure date.  Any such  redemption will
                             be made  for cash  at a price  equal to $25  per
                             share  plus  accumulated  and  unpaid  dividends
                             (whether  or  not  earned or  declared)  to  the
                             redemption  date (the  "Redemption Price").   In
                             the event  that  shares are  redeemed  due to  a
                             failure   to   maintain  the   quarterly   Asset
                             Coverage,  the  Fund  may  redeem  a  sufficient
                             number of  shares of Cumulative  Preferred Stock
                             in order  that the asset coverage, as defined in
                             the  1940  Act,  of  the  remaining  outstanding
                             shares  of Cumulative  Preferred  Stock and  any
                             other Preferred Stock after redemption is up  to
                             250%.   In  the event  that shares  are redeemed
                             due   to  a  failure  to  maintain  a  Portfolio
                             Calculation  at   least  equal   to  the   Basic
                             Maintenance  Amount,  the  Fund  may   redeem  a
                             sufficient  number   of  shares  of   Cumulative
                             Preferred  Stock  in order  that  the  Portfolio
                             Calculation   exceeds   the  Basic   Maintenance
                             Amount  of the  remaining outstanding  shares of
                             Cumulative   Preferred  Stock   and  any   other
                             Preferred Stock  by up to 10%.  See "Description
                             of   Cumulative  Preferred   Stock--Redemption--
                             Mandatory Redemption".

Optional Redemption          Commencing  July  1,  2002  and  thereafter, the
                             Fund  at its  option may  redeem the  Cumulative
                             Preferred Stock, in whole  or in part, for  cash
                             at  a  price  equal  to  the  Redemption  Price.
                             Prior to  July 1, 2002, the Cumulative Preferred
                             Stock will  be redeemable at  the option  of the
                             Fund at  the Redemption Price only to the extent
                             necessary for  the Fund  to continue  to qualify
                             for  tax  treatment  as a  regulated  investment
                             company.     See   "Description  of   Cumulative
                             Preferred      Stock--      Redemption--Optional
                             Redemption".

Liquidation Preference       The  liquidation  preference of  each  share  of
                             Cumulative  Preferred  Stock  is  $25   plus  an
                             amount   equal   to   accumulated   and   unpaid
                             dividends (whether  or not  earned or  declared)
                             to the  date of distribution.   See "Description
                             of  Cumulative  Preferred  Stock--   Liquidation
                             Rights".

Use of Proceeds              The Fund  will  use the  net  proceeds from  the
                             offering of  the Cumulative  Preferred Stock  to
                             purchase  additional  portfolio  securities   in
                             accordance with its investment objective and policies. See "Use of Proceeds".

Listing Prior to this offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the shares of Cumulative Preferred Stock on the American Stock Exchange. However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock may not be listed on such Exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

Special Considerations and
  Risk Factors               The market  price for  the Cumulative  Preferred
                             Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors.

                             As indicated above, the Cumulative Preferred Stock is subject to redemption under specified circumstances. To the extent that the Fund experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset coverage requirements. See "Description of Cumulative Preferred Stock--Redemption".

                             The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares either as a result of the Fund's termination of compliance with the
                             Rating Agency Guidelines or otherwise, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating may have an adverse effect on the market value of the Cumulative Preferred Stock. "Description of Cumulative Preferred Stock--Termination of Rating Agency Guidelines".

                             Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any outstanding indebtedness of the Fund. As of May 31, 1997, the Fund had no outstanding indebtedness and had not issued any Preferred Stock. See "Investment Objective and
                             Policies--Senior  Securities  and  Borrowing  of
                             Money".

                             All  equity  securities  are  subject  to  price
                             volatility,  the   potential bankruptcy  of  the
                             issuer, general movements in markets, overall economic conditions and perceptions of potential growth. These characteristics are particularly pronounced in the case of micro-cap securities, which are more volatile in price and less liquid than the equity securities of larger-cap
                             companies.     See  "Investment  Objective   and
                             Policies--Investment    Policies     and    Risk
                             Factors".

Federal Income Tax
  Considerations             The Fund  has qualified, and  intends to  remain
                             qualified, for Federal  income tax purposes,  as
                             a regulated  investment company.   Qualification
                             requires, among other things,  compliance by the
                             Fund  with  certain  distribution  requirements.
                             Limitations  on distributions if the Fund failed
                             to  satisfy  the  Asset  Coverage  or  Portfolio
                             Calculation  requirements  could jeopardize  the
                             Fund's   ability   to  meet   the   distribution
                             requirements.    The   Fund  presently  intends,
                             however,  to the extent possible, to purchase or
                             redeem Cumulative  Preferred Stock if  necessary
                             in  order  to  maintain   compliance  with  such
                             requirements.    See   "Taxation"  for  a   more
                             complete discussion of these and other Federal income tax considerations.


Administrator                Mitchell  Hutchins  Asset  Management  Inc.,  an
                             affiliate  of  PaineWebber Incorporated,  serves
                             as  the Fund's  administrator.   See "Investment
                             Advisory   and  Other   Services--Administration
                             Agreement" and "Underwriting".

Custodian, Transfer and
  Dividend-Paying Agent and
  Registrar                  State  Street  Bank  and  Trust  Company ("State
                             Street")  serves as  the  Fund's custodian  and,
                             with respect to the Cumulative  Preferred Stock,
                             as   transfer  and  dividend  paying  agent  and
                             registrar  and  as agent  to  provide notice  of
                             redemption  and  certain  voting  rights.    See
                             "Custodian, Transfer and Dividend-Paying Agent and Registrar".


--------------------

    /F1/>
                   ORDINARY INCOME EQUIVALENT YIELD TABLES

For the fiscal year of the Fund ended December 31, 1996, distributions paid by the Fund on its Common Stock consisted of 85% long-term capital gains ("L/T Capital Gains") and 15% ordinary income/short-term capital gains ("Ordinary Income")./F1/ Individual investors in the Cumulative Preferred Stock who are in a Federal marginal income tax bracket higher than the current 28.0% maximum Federal tax rate on long-term capital gains would, under the current position of the IRS, realize a tax advantage on their investment to the extent that distributions by the Fund to its stockholders continue to be partially composed of the less highly taxed long-term capital gains.

The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the indicated dividend rates on the Cumulative Preferred Stock, assuming distributions consisting of three different proportions of L/T Capital Gains and Ordinary Income for an investor in the 39.6% Federal marginal tax bracket and assuming no change in the current maximum Federal long-term capital gain tax rate for individuals of 28.0%.

 PERCENTAGE OF CUMULATIVE PREFERRED STOCK                   A CUMULATIVE PREFERRED STOCK DIVIDEND RATE
          DIVIDEND COMPOSED OF*                                                 OF
                                                   7.50%      7.625%       7.75%             7.875%
                         ORDINARY                                  IS EQUIVALENT TO AN ORDINARY
L/T CAPITAL GAINS       INCOME                                           INCOME YIELD OF
         85.0%                15.0%                8.72%       8.87%       9.02%              9.16%
         75.0%                25.0%                8.58%       8.72%       8.87%              9.01%
         50.0%                50.0%                8.22%       8.36%       8.49%              8.63%
         25.0%                75.0%                7.86%       7.99%       8.12%              8.25%


____________________
/1/The Fund commenced operations in December 1993. For the fiscal years of the Fund ended December 31, 1995 and 1994, distributions paid by the Fund on its Common Stock consisted of 36% L/T Capital Gains and 64% Ordinary Income and no L/T Capital Gains and 100% Ordinary Income, respectively.

/*/A number of factors could affect the composition of the Fund's distributions. Such factors include (i) active management of the Fund's assets, which may result in varying proportions of L/T Capital Gains, Ordinary Income and/or return of capital in Fund distributions; and (ii) possible revocation or revision of the IRS revenue ruling requiring the proportionate allocation of L/T Capital Gains among holders of various classes of capital stock.

As illustrated in the table below, the yield advantage of the lower Federal long-term capital gain tax rate would be diminished for investors in tax brackets below the 39.6% rate assumed in the table above, and there would be no effect on the yield for an investor in a Federal marginal income tax bracket of 28.0% or lower. Assuming a Cumulative Preferred Stock dividend composed of 85% L/T Capital Gains and 15% Ordinary Income (representing the composition of distributions paid by the Fund for its most recent fiscal year), the following table shows the pure Ordinary Income equivalent yields that would be generated at the assumed dividend rates for taxpayers in the indicated tax brackets.


                                                          A CUMULATIVE PREFERRED STOCK
                                                               DIVIDEND RATE OF
                                            7.50%     7.625%       7.75%     7.875%

  1997 FEDERAL                                            IS EQUIVALENT TO AN ORDINARY
   TAX BRACKET+                                                   INCOME YIELD OF
  39.6% . . . . . . . . . . . . . . . . .   8.72%     8.87%        9.02%     9.16%
  36.0% . . . . . . . . . . . . . . . . .   8.30%     8.44%        8.57%     8.71%
  31.0% . . . . . . . . . . . . . . . . .   7.78%     7.91%        8.04%     8.17%
  28.0% or lower  . . . . . . . . . . . .   7.50%     7.63%        7.75%     7.88%

____________________
/
+/ Annual taxable income levels corresponding to the 1997 Federal marginal tax brackets are as follows: 39.6% -- over $271,050 for both single and joint returns; 36.0% -- $124,651-$271,050 for single returns, $151,751-
    $271,050  for   joint  returns;  31.0%  --  $59,751-$124,650  for  single
    returns, $99,601-$151,750  for  joint  returns;  and  28.0%  --  $24,651-
    $59,750 for single returns, $41,201-$99,600 for joint returns. An investor's marginal tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

The  tax  characteristics  of  the   Fund  are  described  more  fully  under
"Taxation".

The two preceding charts are for illustrative purposes only and cannot be taken as an indication of the composition of the Fund's future distributions.

As of the date of this Prospectus, certain legislation is expected to be introduced in the Congress that would provide for a reduction in the Federal long-term capital gain tax rate. If such legislation were introduced and passed by the Congress and signed by the President, the equivalent Ordinary Income yields presented in the tables above would be higher than the figures presented. No assurance can be given, however, that such legislation will be enacted.


                             FINANCIAL HIGHLIGHTS

    The selected data set forth below is for a share of Common Stock outstanding for the periods presented. The financial information was derived from and should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information for each of the years ended December 31, 1996 and 1995 has been audited by Ernst & Young LLP, independent accountants, as stated in their reports accompanying such financial statements. The financial information for the year ended December 31, 1994 and the period from December 14, 1993 (commencement of operations) to December 31, 1993 has been audited by Coopers & Lybrand L.L.P., independent accountants.



                                                      Year Ended December 31,                                PERIOD FROM
                                                                                                            DEC. 14, 1993*
                                                           1996              1995          1994            TO DEC. 31, 1996
                                                           ----              ----          ----           ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $8.89             $7.58         $7.27                $7.25
INVESTMENT OPERATIONS:
   Net investment income                                    0.09              0.02          0.01                -

   Net realized and unrealized gain on
     investments                                            1.32              1.69          0.41                 0.02

      Total from investment operations                      1.41              1.71          0.42                 0.02
DIVIDENDS AND DISTRIBUTIONS:

   Net investment income                                   (0.10)            (0.02)        (0.02)               -


   Net realized gain on investments                        (0.70)            (0.34)        (0.03)               -


      Total dividends and distributions                    (0.80)
                                                                             (0.36)        (0.05)               -

CAPITAL STOCK TRANSACTIONS:

   Effect of rights offering                                -                 -            (0.06)                -

   Effect of reinvestment of distributions                 (0.12)            (0.04)        -                     -

      Total capital stock transactions                     (0.12)            (0.04)        (0.06)                -
                                                                                           $7.58
NET ASSET VALUE, END OF PERIOD                             $9.38             $8.89                              $7.27
                                                                                           $7.00
MARKET VALUE, END OF PERIOD                                $8.25             $8.00                              $7.50
TOTAL RETURN: (A)
   Net Asset Value                                         16.6%             22.9%          6.0%                 0.3%
   Market Value                                            13.9%             19.8%         (5.1%)                0.0%

RATIOS BASED ON AVERAGE NET ASSETS:
   Total expenses                                           0.85%             1.36%         1.88%                1.92%(b)**
      Management fee expense                                0.47%             0.77%         1.20%                0.00%
      Other operating expenses                              0.38%             0.59%         0.68%                1.92%*
   Net investment income (loss)                             0.88%             0.26%         0.21%               (0.06%)(b)**
SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in thousands)                                       $113,953        $100,065        $82,534                $71,126
   Portfolio Turnover Rate                                  51%                51%            23%                   0%
   Average Commission Rate Paid+                         $0.0485              -       -      -                    -



-----------------------
 *  Commencement of operations
**  Annualized
(a) Net Asset Value and Market Value Total Return assume a continuous stockholder who reinvested all net investment income dividends and capital gain distributions and fully participated in the 1994 primary rights offering.
(b) Presented after waivers by the investment adviser and the administrator. For the period ended December 31, 1993, the ratios of expenses and net investment loss to average net assets would have been 2.12% and (0.26)%, respectively, absent such waivers.
+ For fiscal years beginning after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investments.

                                   THE FUND

    Royce Micro-Cap Trust, Inc. (the "Fund") is a closed-end diversified management investment company. The Fund was incorporated under the name "Royce OTC Micro-Cap Fund, Inc." under the laws of the State of Maryland on September 9, 1993 and is registered under the 1940 Act. The Fund commenced operations in December 1993. As of May 31, 1997, the Fund had 12,153,511 shares of Common Stock issued and outstanding, with an aggregate net asset value of $121,272,315. The Fund's principal office is located at 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is
(800) 221-4268.

    The Fund seeks to achieve its investment objective of long-term capital appreciation principally through investment in common stocks, convertible securities and warrants of companies that, at the time of investment, have market capitalizations of $300 million or less ("micro-cap companies"). See "Investment Objective and Policies".


                               USE OF PROCEEDS

    The net proceeds of the offering are estimated at $38,500,000, after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Fund's investment adviser expects to invest such proceeds in accordance with the Fund's investment objective and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments in which the Fund may invest. See "Investment Objective and Policies-Investment Policies and Risk Factors".


                                CAPITALIZATION

    The following table sets forth the capitalization of the Fund as of December 31, 1996, and as adjusted to give effect to this offering.

                                            OUTSTANDING      AS ADJUSTED


  Stockholders' equity:
    Preferred Stock, $.001 par value:
     No  shares  authorized,  issued or
     outstanding; as adjusted, 5,000,000
       shares of     % Cumulative Preferred
       Stock authorized, and 1,600,000
       of such shares Stock   issued  and
       outstanding . . . . . . . . . . . . .       -          $  40,000,000



    Common Stock, $.001 par value:
      Authorized   150,000,000   shares;
      12,153,511 shares issued
      and         outstanding;        as
  adjusted,letter     145,000,000 shares
  authorized  . . . . . . . . . . . . .     $     12,154      $      12,154
      Additional paid-in capital  . . .       88,111,021         86,611,021(1)
      Dividends in excess of net
       investment income. . . . . . . .         (152,608)          (152,608)
      Accumulated net realized gain on
       investments  . . . . . . . . . .        4,709,893          4,709,893
      Net unrealized appreciation on
        investments . . . . . . . . . .       21,272,562         21,272,562
                                            ------------      ---------------
      Net    assets     applicable    to
        outstanding Common Stock  . . .     $113,953,022       $112,453,022
                                            ============      ===============

___________________________
(1) After deducting underwriting discounts and estimated costs of this offering of $240,000.

                            PORTFOLIO COMPOSITION

    The following tables set forth certain information with respect to the Fund's investment portfolio as of December 31, 1996.


                                      VALUE                PERCENTAGE

      Common stock  . .         $103,252,141              90.6%
      Repurchase                  10,200,000               9.0
        agreement . . .               500,881              0.4
      Cash   and   other        $113,953,022             100.0%
      assets        less
      liabilities   . .
           T  o  t  a  l
      investments   . .


SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO
                                      VALUE                PERCENTAGE

      Consumer Products
                             $ 22,762,068                       20.0%
      Industrial               19,202,941                       16.9
  Products  . . . . . .        14,527,874                       12.7
      Industrial               13,615,920                       11.9
  Services  . . . . . .        10,581,797                        9.3
      F i n a n c i a l         5,365,412                        4.7
  Intermediaries  . . .         5,261,116                        4.6
      Technology  . . .         4,003,775                        3.5
      Financial Services
                                1,253,700                        1.1
      Retail  . . . . .          868,150                         0.8
      Natural Resources
                                 288,655                         0.3
      Health  . . . . .         5,520,733                        4.8
      Consumer Services
                             $103,252,141                90.6%
      Utilities   . . .
      Miscellaneous   .
           T o t a l
           common
           stock. . . .


OTHER INFORMATION REGARDING COMMON STOCK INVESTMENTS

    Number of issuers   . . . . . . . . . . . . . . . . . . . . . . . 183


    Median market capitalization (total portfolio)  . . . .  $156 million


                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

    The Fund's investment objective is long-term capital appreciation. It seeks to achieve its objective primarily through investment in common stocks and securities convertible into or exchangeable for common stocks of companies with market capitalizations of $300 million or less ("micro-cap companies"). The market capitalization of a company is calculated by multiplying the number of its common shares that are issued and outstanding by the per share market price of the common stock. There are market risks inherent in any investment, and there is no assurance that the investment objective of the Fund will be achieved.

    To achieve its investment objective, the Fund, under normal market conditions, invests at least 65% of its total assets in common stocks, convertible securities and warrants of micro-cap companies. For purposes of calculating this 65% minimum, securities purchased before a company's market capitalization increases to above $300 million will continue to be classified as securities of a micro-cap company. Up to 35% of the Fund's total assets may be invested in non-micro-cap company equity securities and non-convertible debt securities.

INVESTMENT POLICIES AND RISK FACTORS

    In selecting portfolio investments, Royce uses a value approach to managing the Fund's assets. Accordingly, Royce puts primary emphasis on analysis of various internal returns indicative of profitability, balance sheets, cash flows and a company's future prospects and the relationships that these factors have to the price of a given security in order to determine if the securities are undervalued in relation to Royce's estimate of the "private worth" of the company, that is, what a knowledgeable buyer would pay for the entire company in a private transaction.

    The Fund invests primarily in securities of micro-cap companies based on Royce's belief that, because the securities of such companies may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity, and may not be followed by many securities analysts or well-known to the investing public, they may also be available for purchase at substantial discounts from Royce's estimate of such companies' "private worth". Royce attempts to identify and to have the Fund invest in such securities, with the expectation that such value "discount" will narrow over time and thus provide capital appreciation for the Fund's portfolio.

    Many micro-cap companies in which the Fund is likely to invest may be more vulnerable than larger companies to adverse business or economic developments, may have limited product lines, markets or financial resources and may lack management depth. In addition, most micro-cap companies are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few securities analysts, with the result that there may tend to be less publicly available information
concerning   such  companies  compared  to   what  is  available  for  larger
capitalization securities.   The securities of these companies  may have more
limited trading volumes and be subject to more abrupt or erratic market movements than the securities of larger capitalization companies and/or the market averages in general. Finally, the securities of micro-cap companies traded in the over-the-counter market may have fewer market makers, wider spreads between their quoted bid and asked prices and lower trading volumes, resulting in comparatively greater price volatility and less liquidity than those of larger capitalization companies. Thus, the Fund may involve considerably more risk than an investment company investing in the more
liquid equity securities  of  larger-cap companies.    Although  there  are
no liquidity restrictions on investments made by the Fund and the Fund may, therefore, invest without limit in illiquid securities, the Fund expects to invest only in securities for which market quotations are readily available.

    The price movements, earnings and other developments of each portfolio security are closely monitored, with a view to selling securities when price objectives are reached or when a security no longer meets Royce's criteria under its value approach.

    Foreign Investments. The Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, fluctuating exchange rates and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund.

    Lower-rated Debt Securities. Up to 10% of the Fund's total assets may be invested in non-convertible debt securities of various domestic issuers. Within this category, up to 5% of the Fund's total assets may be invested in below investment-grade debt securities, also known as high-yield/high-risk securities. Such debt securities may be in the lowest-rated categories of recognized rating agencies (Ca in the case of Moody's or D in the case of S&P) or may be unrated. Such high-yield/high-risk investments are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated Ca or D may be in default as to the payment of interest or repayment of principal .

    Warrants, Rights or Options. The Fund may invest up to 5% of its total assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the Standard & Poor's 500 Composite Stock Price Index.

    Temporary Investments. The assets of the Fund are normally invested as described above. However, for temporary defensive purposes (i.e., when Royce determines that market conditions warrant) or when it has uncommitted cash balances, the Fund may also invest in U.S. Treasury bills, domestic bank certificates of deposit, repurchase agreements with its custodian bank covering U.S. Treasury and agency obligations having a term of not more than one week and high-quality commercial paper, or retain all or part of its assets in cash. Accordingly, the composition of the Fund's portfolio may vary from time to time.

    Repurchase  agreements  are  in  effect  loans   by  the  Fund  to  its
custodian, and the agreements for such transactions require the custodian to maintain securities having a value at least equal to the amount loaned as collateral. Repurchase agreements could involve certain risks if the custodian defaults or becomes insolvent, including possible delays or restrictions upon the Fund's ability to dispose of collateral.

    Securities Lending.   The Fund  is authorized to  lend up  to 25% of  its
assets to qualified institutional investors for the purpose of realizing additional income. The Rating Agency Guidelines, however, limit the amount that the Fund may lend to 5% of its total assets. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

    Senior Securities and Borrowing of Money. The 1940 Act and the Fund's fundamental policies (see "Investment Restrictions") permit the Fund to borrow money from banks and certain other lenders and to issue and sell senior securities representing indebtedness or consisting of Preferred Stock if various requirements are met. Such requirements include initial asset coverage tests of 300% for indebtedness and 200% for Preferred Stock and, except for indebtedness to banks and certain other lenders, restrictive provisions concerning Common Stock dividend payments, other Common Stock distributions, stock repurchases and maintenance of asset coverage and giving senior security holders the right to elect directors in the event specified asset coverage tests are not met or dividends are not paid. The issuance and sale of senior securities allows the Fund to raise additional cash for investments. It is a speculative investment technique, involving the risk considerations of leverage, potential dilution and increased share price volatility for the Common Stock of the Fund. In addition, the Fund may be required to sell investments in order to make required payments to senior securityholders when it may be disadvantageous to do so.

    The Cumulative Preferred Stock offered hereby is a senior security of the Fund. See "Description of Cumulative Preferred Stock". Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payment of interest and repayment of principal then due on any outstanding indebtedness of the Fund.

    As of May  31, 1997, the Fund  had total assets of  $                 and
total liabilities of $              and had not borrowed any  money or issued
any Preferred Stock. Accordingly, as of such date, the Fund could have issued and sold senior securities representing indebtedness of up to $
  or Preferred Stock having an involuntary liquidation preference of up to $
          or various combinations of lesser amounts of both securities representing indebtedness and such Preferred Stock.

    The Fund's investment policies are subject to certain restrictions. See "--Investment Restrictions".

RATING AGENCY GUIDELINES

    Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

    Moody's has established guidelines in connection with the Fund's receipt of a rating for the Cumulative Preferred Stock on their date of original issue of "aaa" by Moody's. Moody's, a nationally-recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various auction rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Fund in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements of Section 18 of the 1940 Act. The Moody's guidelines are included in the Articles Supplementary and are referred to in this Prospectus as the "Rating Agency Guidelines".

    The Fund intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Fund fails to meet such requirement and such failure is not cured, the Fund will be required to redeem some or all of the Cumulative Preferred Stock. See "Description of Cumulative Preferred Stock--Redemption--Mandatory Redemption". The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, certain types of securities in which the Fund may invest and prohibit the Fund's acquisition of futures contracts or options on futures contracts, prohibit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Fund's total assets. Royce does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its management of the Fund's portfolio or on the achievement of the Fund's investment objective. For a further discussion of the Rating Agency Guidelines, see "Description of Cumulative Preferred Stock".

    The Fund may, but is not required to, adopt any modifications to the Moody's guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in the Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Articles Supplementary, the Board of Directors of the Fund may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency
Guidelines.    If the  Fund  terminates  compliance  with the  Rating  Agency
Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

    As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Moreover, the Rating Agency Guidelines do not address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Fund and Royce and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

CHANGES IN INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective of long-term capital appreciation principally through investment in common stocks and securities convertible into or exchangeable for common stocks of micro-cap companies is a fundamental policy of the Fund and may not be changed without approvals of holders of a majority of the Fund's outstanding shares of Common Stock and outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a single class, and a majority of the outstanding shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the relevant shares of capital stock of the Fund present or represented at a meeting of stockholders, at which the holders of more than 50% of the outstanding relevant shares of capital stock are present or represented, or (ii) more than 50% of the outstanding relevant shares of capital stock of the Fund). Except as indicated under "--Investment Restrictions" below, the Fund does not consider its other policies to be fundamental, and such policies may be changed by the Board of Directors without stockholder approval or prior notice to stockholders.

INVESTMENT RESTRICTIONS

    The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as indicated above under "-- Changes in Investment Objective and Policies". The Fund may not:

    1. Purchase securities on margin or write call options on its portfolio securities.
    2.  Sell securities short.
    3. Borrow money or issue any senior securities, except for (i) borrowings and/or senior securities representing indebtedness having an asset coverage of at least 300% immediately after such borrowing and/or issuance and (ii) preferred stock having an asset coverage of at least 200% immediately after such issuance.
    4.  Underwrite the securities of other issuers.
    5. Invest in restricted securities unless such securities are redeemable shares issued by money market funds registered under the 1940 Act.
    6. Engage in repurchase agreement ("repo") transactions, except for repo transactions with any bank that is the custodian of the Fund's assets covering U.S. Treasury and agency obligations and having a term of not more than one week.
    7. Invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of the Fund's assets would be invested in the securities of such issuer.
    8.  Invest more than 25% of its total assets in any one industry.
    9. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.
    10. Purchase or sell commodities or commodity contracts.
    11. Make loans, except for purchases of portions of issues of publicly distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that the Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned).
    12. Invest in companies for the purpose of exercising control of management.
    13. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment adviser, as principal for their own accounts.
    14. Invest more than 5% of its total assets in warrants, rights or options.

    If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of the above restrictions.

    In addition to issuing and selling senior securities as set forth in No. 1 above, the Fund may obtain (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes and (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions. Under the 1940 Act and the Articles Supplementary, such temporary bank borrowings would be treated as indebtedness in determining whether or not asset coverage was at least 300% for senior securities of the Fund representing indebtedness.

                    INVESTMENT ADVISORY AND OTHER SERVICES

    Royce is a New York corporation organized in February 1967, with offices at 1414 Avenue of the Americas, New York, New York 10019. It became the investment adviser of the Fund in December 1993, when the Fund commenced operations. Royce also serves as investment adviser to other management investment companies, with aggregate net assets of approximately $1.7 billion as of May 31, 1997, and manages other institutional accounts.

    Under the Fund's Articles of Incorporation, as amended, and the Maryland General Corporation Law, the Fund's business and affairs are managed under the direction of its Board of Directors. Investment decisions for the Fund are made by Royce, subject to any direction it may receive from the Fund's Board of Directors, which periodically reviews the Fund's investment performance.

PORTFOLIO MANAGEMENT

    Charles M. Royce, Royce's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for managing the Fund's portfolio. He is assisted by Royce's investment staff, including
W. Whitney George, Portfolio Manager and Managing Director, and by Jack E.
Fockler, Jr., Managing  Director.    See  "Directors  and Officers"  in  the
Statement  of Additional Information.

INVESTMENT ADVISORY AGREEMENT

    Under the Investment Advisory Agreement between the Fund and Royce, Royce determines the composition of the Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes; provides the Fund with investment advisory, research and related services for the investment of its assets; furnishes, without expense to the Fund, the services of those of its executive officers and full-time employees who may be duly elected directors or executive officers of the Fund and pays their compensation and expenses; and pays all expenses incurred in performing its investment advisory duties under the Agreement.

    The Fund pays all of its own expenses (except those set forth above), including, without limitation, registrar, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its proxy statements, stockholder reports and notices; Federal and state registration fees; Nasdaq listing fees and expenses; Federal, state and local taxes; non-affiliated directors fees; interest on its borrowings; brokerage commissions; and the cost of issue, sale and repurchase of its shares. Thus, unlike most other investment companies, the Fund is required to pay substantially all of its expenses, and Royce does not incur substantial fixed expenses. There are no applicable state limitations on the Fund's operating expenses.

ADVISORY FEE

    As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000 Index (the "Russell 2000") for certain prescribed performance periods, as described below.

    The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the net assets of the Fund at the end of each month included in a period consisting of the rolling 36 months ending with such month. The performance period for each such month is from January 1, 1997 to the most recent month-end, until the Investment Advisory Agreement has been in effect for 36 full calendar months, when the performance period will become a rolling 36 month period ending with such month.

    The Basic Fee for each such month may be increased or decreased at the rate of 1/12 of .5% per percentage point, depending on the extent, if any, by which the investment performance of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Russell 2000 for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and would be payable if the investment performance of the Fund exceeded the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and would be payable if the percentage change in the investment record of the Russell 2000 exceeded the investment performance of the Fund by 12 or more percentage points for the performance period.

    In order to avoid the impact of short-term differences between the investment performance of the Fund and the record of the Russell 2000, Royce will not collect any accrued portion of the Basic Fee, as adjusted for performance, in excess of .5% until January 1998.

    The present Investment Advisory Agreement replaced a similar investment advisory agreement between the Fund and Royce, under which the Fund's investment performance was measured against the record of the Nasdaq Composite over a rolling period of up to 36 months. The present Investment
Advisory Agreement provides that, for the 18 month period from January 1, 1997 to June 30, 1998, the monthly fee payable to Royce will be the lower of the fee calculated under such Agreement or the fee that would have been payable to Royce for the month involved under the prior agreement.

    Because the Basic Fee is computed based on the Fund's net assets and not of its total assets, Royce will not receive any fee in respect of those assets
of  the  Fund   equal  to  the  aggregate  unpaid  principal  amount  of  any
indebtedness of the  Fund.   However, because  preferred stock is  a form  of
equity, Royce will receive a fee in respect of any assets of the Fund equal to the liquidation preference of and any potential redemption premium for any Preferred Stock that may be issued and sold by the Fund, including the Cumulative Preferred Stock.

    See "Investment Advisory and Other Services" in the Statement of Additional Information.

ADMINISTRATION AGREEMENT

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins" or the "Administrator"), an affiliate of PaineWebber Incorporated, one of the Representative of the Underwriters, with offices at 1285 Avenue of the Americas, New York, New York 10019, has acted as Administrator for the Fund and has performed certain administrative services for it since December 1993. As compensation for its services under the Administration Agreement, the Administrator receives a monthly fee at the annual rate of $50,000 plus 0.05% of the Fund's average daily net assets up to $125 million and 0.03% of the Fund's average daily net assets in excess of $125 million.



                  DESCRIPTION OF CUMULATIVE PREFERRED STOCK

    The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Articles Supplementary, the form of which is filed as an exhibit to the Fund's Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.


GENERAL

    Under the Articles Supplementary, the Fund will be authorized to issue up to 5,000,000 shares of Cumulative Preferred Stock, 1,600,000 of which are being offered hereby. No fractional shares of Cumulative Preferred Stock will be issued. As of the date of this Prospectus, there were no shares of Cumulative Preferred Stock or any other Preferred Stock of the Fund outstanding. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock or other Preferred Stock from time to time, subject to the restrictions in the Articles Supplementary and the 1940 Act. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Stock. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Fund will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

DIVIDENDS

    Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, cumulative cash dividends, at the annual
rate of         % of  the liquidation  preference of  $25 per share,  payable quarterly on March 23, June 23, September 23 and December 23 (each, a "Dividend Payment Date"), commencing on September 23, 1997, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding March 6, June 6, September 6 and December 6, respectively.

    Dividends on the shares of Cumulative Preferred Stock will accumulate from the date on which such shares are originally issued (the "Date of Original Issue").

    No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Date thereof. If full cumulative dividends are not paid on the Cumulative Preferred Stock, all dividends on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the shares of Cumulative Preferred Stock. Holders of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

    For so long as any shares of Cumulative Preferred Stock are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, shares of Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (A) immediately after such transaction, the Fund will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Fund will maintain the Asset Coverage (see "--Asset Maintenance" and "--Redemption" below), (B) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transaction have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Paying Agent) and (C) the Fund has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

ASSET MAINTENANCE

    The  Fund will  be required  to  satisfy two  separate asset  maintenance
requirements  under  the   terms  of  the  Articles   Supplementary.    These
requirements are summarized below.

    Asset Coverage. The Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each March, June, September and December of each year, an "asset coverage" (as defined by the 1940 Act) of at least 225% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Fund which are stock, including the Cumulative Preferred Stock (the "Asset Coverage"). This required Asset Coverage is higher than the 200% asset coverage required by the 1940 Act. If the Fund fails to maintain the Asset Coverage on such dates and such failure is not cured in 60 days, the Fund will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption" below.

    If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on December 31, 1996, the Asset Coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $1,500,000, would have been computed as follows:



                    Value of Fund assets less liabilities not
                           constituting senior securities                 $153,453,022
                 --------------------------------------------------       ------------
                  Senior securities representing indebtedness plus    =   $ 40,000,000       = 381%
                 liquidation preference of the Cumulative Preferred
                                        Stock



    If the shares of Cumulative Preferred Stock offered hereby had been issued and sold on May 31, 1997 (after giving effect to the deduction of underwriting discounts and estimated offering expenses), the Asset Coverage would have been approximately 399%.

    Basic Maintenance Amount. The Fund will be required under the Articles Supplementary to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under "Investment Objective and Policies--Rating Agency Guidelines", having an aggregate discounted value (a "Portfolio Calculation") at least equal to the Basic Maintenance Amount, which is in general the sum of the aggregate liquidation preference of the Cumulative Preferred Stock, any indebtedness for borrowed money and current liabilities and dividends. If the Fund fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Fund will be required to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption" below.

    Any security not in compliance with the Rating Agency Guidelines will be excluded from the Portfolio Calculation.

    The Moody's Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Fund and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.

    On or before the third Business Day after each Quarterly Valuation Date, the Fund is required to deliver to Moody's a Basic Maintenance Report.
Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Fund will deliver letters prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

    Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act and Maryland law) in the event that:

        (i) the Fund fails to maintain the Asset Coverage and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

        (ii) the Fund fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

    The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the Asset Coverage having been satisfied or the Fund having a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the Asset Coverage or a Portfolio Calculation for Moody's equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the "asset coverage", as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 250%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Fund may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock so that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock remaining after redemptions by up to 10%.

    If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds and is otherwise able to redeem, ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to
redeem,  such   shares  upon  written   notice  of  redemption   ("Notice  of
Redemption").

    If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Paying Agent, no redemptions of Cumulative Preferred Stock may be made.

    Optional Redemption. Prior to July 1, 2002, the shares of Cumulative Preferred Stock are not subject to any optional redemption by the Fund unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Commencing July 1, 2002 and thereafter, the Fund may at any time redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act and Maryland law.

    Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 45 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date and
(vii) the provision of the Articles Supplementary under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

    Upon a liquidation, dissolution or winding up of the affairs of the Fund (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Fund available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not earned or declared by the Fund, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further participation in any distribution payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding class or series of Preferred Stock of the Fund ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Fund ranking junior to the Cumulative Preferred Stock as to liquidation.

    Upon any liquidation, the holders of the Common Stock, after required payments to the holders of Preferred Stock, will be entitled to participate equally and ratably in the remaining assets of the Fund.

VOTING RIGHTS

    Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock and any other Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock as a single class. Also, except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the Cumulative Preferred Stock will be entitled as a series, to the exclusion of holders of shares of the Common Stock and of any other series of the Preferred Stock of the Fund, to vote on matters affecting the Cumulative Preferred Stock that do not adversely affect such other class or series, and (ii) holders of shares of any other outstanding series of Preferred Stock will be entitled, as a series, to the exclusion of holders of shares of the Cumulative Preferred Stock, to vote on matters affecting such other series of the Preferred Stock that do not adversely affect the Cumulative Preferred Stock.

    In connection with the election of the Fund's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past Dividend Periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate automatically.

    So long as shares of the Cumulative Preferred Stock are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of the Cumulative Preferred Stock or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of Preferred Stock are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of Preferred Stock differently than those of a holder of shares of any other series of Preferred Stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the Preferred Stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Fund receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines. See "--Termination of Rating Agency Guidelines" below. The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies". The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

    The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Paying Agent to effect such redemption.


TERMINATION OF RATING AGENCY GUIDELINES

    The Articles Supplementary provide that the Board of Directors of the Fund may determine that it is not in the best interests of the Fund to continue to comply with the Rating Agency Guidelines, in which case the Fund will no longer be required to comply with such guidelines, provided that (i) the Fund has given the Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days written notice of such termination of compliance, (ii) the Fund is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines,
(iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the
Cumulative Preferred Stock is listed on the American Stock Exchange or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on the Cumulative Preferred Stock is increased by .375% per annum.

    If the Fund terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Fund's present intention to continue to comply with the Rating Agency Guidelines.

LIMITATION ON ISSUANCE OF ADDITIONAL PREFERRED STOCK

    So long as any shares of Cumulative Preferred Stock are outstanding, the Articles Supplementary provide that the Fund may issue and sell up to 3,400,000 additional shares of the Cumulative Preferred Stock and/or shares of one of more other series of the Preferred Stock, provided that (i) immediately after giving effect to the issuance and sale of such additional Preferred Stock and to the Fund's receipt and application of the proceeds thereof, the Fund will maintain the Asset Coverage of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Fund then outstanding, and (ii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

    The Fund is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Fund. The Fund, however, may repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

BOOK-ENTRY

    Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede"), as nominee for The Depositary Trust Company ("DTC"). The Fund will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).


                         DESCRIPTION OF CAPITAL STOCK

CAPITAL STOCK

    Common Stock. The Fund is authorized to issue 150,000,000 shares of capital stock, par value $.001 per share, all of which shares were initially classified as Common Stock. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and non-assessable. The shares of Common Stock are not redeemable and have no preemptive, exchange, conversion or cumulative voting rights. As a Nasdaq National Market System-listed company, the Fund is required to hold annual meetings of its stockholders.

    Preferred Stock. The Board of Directors is authorized to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. In this regard, the Board of Directors has reclassified 5,000,000 shares of unissued Common Stock as Cumulative Preferred Stock, of which 1,600,000 are offered hereby. The terms of the Cumulative Preferred Stock materially limit and/or qualify the rights of the holders of the Fund's Common Stock. See "Description of Cumulative Preferred Stock".

    The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of the date of this Prospectus.

                                                                                             AMOUNT
                                                                                          OUTSTANDING
                                                                                           (EXCLUSIVE
                                                                                               OF
                                                                      AMOUNT HELD         AMOUNT HELD
                                                                        BY FUND           BY FUND FOR
                                                                      FOR ITS OWN             ITS
                                                   AMOUNT                ACCOUNT               OWN
     TITLE OF CLASS                              AUTHORIZED                                 ACCOUNT)
Common Stock  . . . . . . . . . . . . .            145,000,000            -0-              12,153,511
Cumulative Preferred Stock  . . . . . .              5,000,000            -0-                  -0-



    Certain Voting Requirements. Under the Fund's Articles of Incorporation, (i) any merger of the Fund into or with another entity, any consolidation of the Fund with another entity, any share exchange to which the Fund is a party or any sale, transfer or other disposition not in the ordinary course of its business of all or substantially all of the Fund's assets, (ii) any dissolution or other liquidation of the Fund, (iii) any conversion of the Fund from a closed-end fund to another type of investment company and (iv) any change in the nature of the Fund's business that would cause it to cease to be an investment company will have to be recommended by the Board, including a majority of the non-interested directors, and approved by the holders of at least 662/3% of the outstanding shares of the Fund's Common Stock and Preferred Stock, voting together as a single class. Such 662/3% vote, which will also be required to alter, amend or repeal the provision of the Fund's Articles of Incorporation containing these voting requirements, is the vote provided for certain of these matters by the Maryland General Corporation Law in the absence of the Articles of Incorporation providing for a greater or lesser percentage. Other of these matters would not require a vote under such Law in the absence of such provisions in the Articles of Incorporation.

    The foregoing voting requirements could have the effect of limiting the ability of third parties to acquire control of the Fund. This could in turn have the effect of depriving stockholders of potential opportunities to sell their shares at above market prices.


                                   TAXATION

    The following Federal income tax discussion is based on the advice of Brown & Wood LLP. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws are subject to being changed retroactively or prospectively.

    The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its stockholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to stockholders. The Fund intends to distribute substantially all of such income.

TAXATION OF STOCKHOLDERS

    Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to stockholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, rights and options) ("capital gain dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

    The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. As of the date of this Prospectus, certain legislation is expected to be introduced in the Congress that would provide for a reduction in the Federal long-term capital gain tax rate. No assurance can be given, however, that such legislation will be enacted.

    Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

    Dividends are taxable to stockholders, whether they are paid in cash or, in the case of Common Stockholders, paid in additional shares of Common Stock under the Fund's plan for the automatic investment of dividends. Not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

    Ordinary income dividends (but not long-term capital gains distributions) paid to stockholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

    Dividends  and interest received by the Fund may give rise to withholding
and  other taxes  imposed  by  foreign countries.    Tax conventions  between
certain countries and the United States may reduce or eliminate such taxes.

    Under certain provisions of the Code, some stockholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder has never been notified by the IRS that he or she is subject to backup withholding, has been notified by the IRS that he or she is no longer subject to backup withholding, or is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be credited against such stockholder's Federal income tax liability.

    At the time of a stockholder's purchase, the market price of the Fund's Common Stock or Cumulative Preferred Stock may reflect undistributed net investment income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

    A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of
particular  types of  income,  such as  long-term  capital gain.    A class's
proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Fund will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock series as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gains to holders of Common Stock and holders of Cumulative Preferred Stock and any other Preferred Stock. The amount of net capital gains and other types of income allocable among the Cumulative Preferred Stock, any other Preferred Stock and the Common Stocks will depend upon the amount of such gains and other income realized by the Fund and the total dividends paid by the Fund on shares of Common Stock Cumulative Preferred Stock and any other Preferred Stock during a taxable year.

    In the opinion of Brown & Wood LLP, special counsel to the Fund, under current law the manner in which the Fund intends to allocate net capital gains and other taxable income between shares of Common Stock and Cumulative Preferred Stock will be respected for Federal income tax purposes. However, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method of allocation will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gains or other taxable income. Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocation of income and gain, the IRS would be unlikely to prevail. The opinion of Brown & Wood LLP, however, represents only its best legal judgment and is not binding on the IRS or the courts.

TAXATION OF THE FUND

    The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

    The Fund may invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes.

    If the Fund does not meet the asset coverage requirements of the 1940 Act or the Articles Supplementary the Fund will be required to suspend distributions to the holders of the Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock--Dividends". Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income, as is required in order to avoid Fund-level taxation on the Fund's distributions, or might prevent it from distributing enough income and capital gain to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Fund may, and in certain circumstances will be required to, partially redeem the shares of Cumulative Preferred Stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and might be able to avoid Fund-level taxation on the Fund's distributions.

    If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify to be taxed as a RIC in any year, it would be subject to tax in such year on all of its taxable income, whether or not the Fund made any distributions. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to Cumulative
Preferred Stockholders and Common Stockholders as an ordinary income dividend, its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then, except as provided in regulations to be promulgated, the Fund would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

    If the Fund invests in stock of a so-called passive foreign investment company ("PFIC"), the Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for the year to which it was allocated, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to stockholders.

    The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.

    Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

OTHER TAXATION

    Distributions may also be subject to additional state, local and foreign taxes, depending on each stockholder's particular situation. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Cumulative Preferred Stock.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

    State Street, which is located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the securities, cash and other assets of the Fund, as dividend-paying agent and as transfer agent and registrar for the Fund's Cumulative Preferred Stock. Stockholder inquiries should be directed to P.O. Box 8100, Boston, Massachusetts 02266-8100 (Tel. No. (800) 426-5523).

                                 UNDERWRITING

    Upon  the   terms  and  subject  to   the  conditions  contained   in  an
Underwriting Agreement dated the date hereof, each Underwriter named below, for whom Smith Barney Inc. and PaineWebber Incorporated are acting as the Representatives (the "Representatives"), has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Cumulative Preferred Stock set forth opposite the name of such Underwriter:


                                                                          Number of
       Name                                                                 Shares
Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . .
PaineWebber Incorporated  . . . . . . . . . . . . . . . . . . . .
___________________________ . . . . . . . . . . . . . . . . . . .
___________________________ . . . . . . . . . . . . . . . . . . .

    Total   . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,600,000


    The Underwriting Agreement provides that the obligations of the Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to take and pay for all shares of Cumulative Preferred Stock offered hereby if any are taken.

    The Underwriters propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page of this Prospectus and part of the shares to certain dealers at a price which represents a concession not in excess of
$           per share under the public offering price.   The Underwriters may
allow, and such dealers may reallow, a concession not in excess of $
per share to certain other dealers. After the initial offering of the shares of Cumulative Preferred Stock to the public, the public offering price and such concessions may be changed by the Underwriters. The underwriting
discount of  $       per  share is equal to        % of  the initial offering
price.   Investors  must pay  for any  shares of  Cumulative  Preferred Stock
purchased on or before July       , 1997.

    The Fund and Royce have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

    The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of the Cumulative Preferred Stock. A "syndicate covering transaction" is a bid for or purchase of the Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the offering if any of the Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Fund that such transactions may be effected on the AMEX or otherwise and, if commenced, may be discontinued at any time.

    The  Underwriters have acted  in the  past and may  continue to  act from time to time, during and subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, as a broker or dealer in connection with the execution of portfolio transactions for the Fund. See "Brokerage Allocation and Other Practices" in the Statement of Additional Information.

    Prior to the offering, there has been no public market for the Cumulative Preferred Stock. Application will be made to list the Cumulative Preferred Stock on the AMEX. However, during an initial period, which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock will not be listed on any securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period.

    Mitchell Hutchins, an affiliate of PaineWebber Incorporated, is a party to and has an agreement with the Fund to provide various administrative services to the Fund. See "Investment Advisory and Other Services-Administration Agreement".


                                LEGAL MATTERS

    Certain matters concerning the legality under Maryland law of the Cumulative Preferred Stock will be passed on by Venable, Baetjer and Howard LLP, Baltimore, Maryland. Certain legal matters will be passed on by Brown & Wood LLP, New York, New York, special counsel to the Fund, and by Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, counsel to the Underwriters. Brown & Wood LLP and Simpson Thacher & Bartlett will each rely as to matters of Maryland law or the opinion of Venable, Baetjer and Howard LLP.


                                   EXPERTS

    Ernst & Young LLP, independent accountants, are the independent auditors of the Fund. The audited financial statements of the Fund and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Ernst & Young LLP and Coopers & Lybrand L.L.P for the periods indicated in their reports with respect thereto, and are included in reliance upon such reports and upon the authority of such firms as experts in accounting and auditing. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019, and also performs tax and other professional services for the Fund. The address of Coopers & Lybrand L.L.P. is 1 Post Office Square, Boston, Massachusetts 02109.


                            ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Fund with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

    This Prospectus constitutes part of a Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations.

                             TABLE OF CONTENTS OF
                     STATEMENT OF ADDITIONAL INFORMATION

    A Statement  of Additional Information  dated June       , 1997  has been
filed with the Commission and is incorporated by reference in this Prospectus. The Table of Contents of the Statement of Additional Information is as follows:


                                                                  Page
                                                                   ---
Principal Stockholders  . . . . . . . . . . . . . . . . . . . . .
Directors and Officers  . . . . . . . . . . . . . . . . . . . . .
Code of Ethics and Related Matters  . . . . . . . . . . . . . . .
Investment Advisory and Other Services  . . . . . . . . . . . . .
Brokerage Allocation and Other Practices  . . . . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements  . . . . . . . . . . . . . . . . . . . . . .


                                   GLOSSARY



    "Articles  Supplementary"   means  the   Fund's  Articles   Supplementary
creating and fixing the rights of the Cumulative Preferred Stock.

    "Asset  Coverage" has  the  meaning set  forth  on page          of  this
Prospectus.

    "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) the aggregate amount of cash dividends
(whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Fund's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Fund by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable the Fund during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Fund as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (A) the Discounted Value of any of the Fund's assets and/or (B) the face value of any of the Fund's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-1+ or A-1+, in both cases irrevocably held by the Fund's custodian bank in a segregated account or deposited by the Fund with the Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of
(i)(B) through (i)(E) and provided that in the event the Fund has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Paying Agent for the payment of the repurchase price the Fund may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

    "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

    "Charter"   means  the   Articles  of   Incorporation,  as   amended  and
supplemented (including these Articles Supplementary), of the Fund on file in the State Department of Assessments and Taxation of Maryland.

    "Common Stock" means the Common Stock, par value $.001 per share, of the Fund.

    "Cumulative  Preferred  Stock" means  the         %  Cumulative Preferred
Stock, par value $.001 per share, of the Fund.

    "Date of Original Issue"  has the meaning set forth on page       of this
Prospectus.

    "Deposit Securities" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Fund has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

    "Discounted Value" means, with respect to a Moody's Eligible Asset, the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Moody's Eligible Assets, the market value thereof, divided by the applicable Moody's Discount Factor.

    "Dividend Payment Date"  has the meaning  set forth on page       of this
Prospectus.

    "Fund" means Royce Micro-Cap Trust, Inc., a Maryland corporation.

    "Liquidation Preference" has  the meaning set forth on  page      of this
Prospectus.

    "Moody's" means Moody's Investors Service, Inc.

    "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the following applicable number:

                                                                                             Moody's
Type of Moody's Eligible Asset:                                                Discount Factor:
Moody's Short Term Money Market Instruments
    (other than U.S. Government Obligations set forth below) and other commercial paper:
Demand or time deposits,
    certificates of deposit and bankers' acceptances includible in
    Moody's Short Term Money Market Instruments   . . . . . . . . . . .              1.00
Commercial paper rated P-1 by Moody's
    maturing in 30 days or less   . . . . . . . . . . . . . . . . . . .              1.00
Commercial paper rated P-1 by Moody's
    maturing in more than 30 days but in 270 days or less   . . . . . .              1.15
Commercial paper rated A-1+ by S&P
    maturing in 270 days or less  . . . . . . . . . . . . . . . . . . .              1.25
Repurchase obligations includible in Moody's
    Short Term Money Market Instruments if term is less than 30 days and
    counterparty is rated at least A2   . . . . . . . . . . . . . . . .              1.00
Other repurchase obligations  . . . . . . . . . . . . . . . . . . . . .  Discount Factor applicable to underlying assets
Common stocks:
    Transportation issuers  . . . . . . . . . . . . . . . . . . . . . .              4.30
    Other issuers   . . . . . . . . . . . . . . . . . . . . . . . . . .              3.00

                                                                                    Moody's
Type of Moody's Eligible Asset:                                                Discount Factor:
Preferred stocks:
    Auction rate preferred stocks   . . . . . . . . . . . . . . . . . .              3.50
    Other preferred stocks issued by issuers
         in the financial and industrial industries . . . . . . . . . .              2.35
    Other preferred stocks issued by issuers
         in the utilities industry  . . . . . . . . . . . . . . . . . .              1.60

U.S. Government Obligations (other than U.S.
    Treasury Securities Strips set forth below) with remaining terms to maturity of:
                                                                                     1.08
    1 year or less  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.15
    2 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.20
    3 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.26
    4 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.31
    5 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.40
    7 years of less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.48
    10 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.54
    15 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.61
    20 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.63
    30 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .

U.S. Treasury Securities Strips with
    remaining terms to maturity of:

    1 year or less  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.08
    2 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.16
    3 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.23
    4 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.30
    5 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.37
    7 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.51
    10 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.69
    15 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.99
    20 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              2.28
    30 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              2.56

                                                                                    Moody's
Type of Moody's Eligible Asset:                                                Discount Factor:
Corporate bonds:
Corporate bonds rated Aaa with remaining
    terms to maturity of:
    1 year or less  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.14
    2 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.21
    3 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.26
    4 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.32
    5 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.38
    7 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.47
    10 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.55
    15 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.62
    20 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.69
    30 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.71

Corporate bonds rated Aa with remaining
    terms to maturity of:

    1 year or less  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.19
    2 years of less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.26
    3 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.32
    4 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.38
    5 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.44
    7 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.54
    10 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.63
    15 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.69
    20 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.77
    30 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.79

Corporate bonds rated A with remaining terms to maturity of:

    1 year or less  . . . . . . . . . . . . . . . . . . . . . . . . . .              1.24
    2 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.32
    3 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.38
    4 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.45
    5 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.51
    7 years or less   . . . . . . . . . . . . . . . . . . . . . . . . .              1.61
    10 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.70
    15 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.77
    20 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.85
    30 years or less  . . . . . . . . . . . . . . . . . . . . . . . . .              1.87

Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:

    Utility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1.80
    Industrial  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.97
    Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.92
    Transportation  . . . . . . . . . . . . . . . . . . . . . . . . . .              4.27

                                                                                    Moody's
Type of Moody's Eligible Asset:                                                Discount Factor:
Convertible corporate bonds with senior debt
    securities rated A issued by the following type of issuers:
    Utility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1.85
    Industrial  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.02
    Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.97
    Transportation  . . . . . . . . . . . . . . . . . . . . . . . . . .              4.32

Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:

    Utility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.01
    Industrial  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.18
    Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.13
    Transportation  . . . . . . . . . . . . . . . . . . . . . . . . . .              4.48
Convertible corporate bonds with senior debt
    securities rated Ba issued by the following type of issuers:

    Utility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.02
    Industrial  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.19
    Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.14
    Transportation  . . . . . . . . . . . . . . . . . . . . . . . . . .              4.49
Convertible corporate bonds with senior debt
    securities rated B1 or B2 issued by the following type of issuers:

    Utility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              2.12
    Industrial  . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.29
    Financial   . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3.24
    Transportation  . . . . . . . . . . . . . . . . . . . . . . . . . .              4.59


    "Moody's Eligible Assets" means:

        (i) cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

        (ii)     Short-Term Money Market Instruments;

        (iii) commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

        (iv) preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "baa3" by Moody's (or in the event of an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange,
    (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate Market Value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

        (v) common stocks (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market,
    (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which are not privately placed; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer will not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the Market Value of such common stock;

        (vi)     U.S. Government Obligations;

        (vii) corporate bonds (A) which are not privately placed, rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate Market Value of the Company's holdings do not exceed 10% of the aggregate Market Value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

        (viii) convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Fund's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:


Issuer:                                     Non-Utility          Utility Maximum Single Issuer
          Moody's Rating               Maximum Single Issuer                 (3)(4)
              (1)(2)                           (3)(4)
"aaa", Aaa                                          100%                           100%
"aa", Aa                                             20%                            20%
"a", A                                               10%                            10%
CS/CB, "Baa", Baa(5)                                  6%                             4%
Ba                                                    4%                             4%
B1/B2                                                 3%                             3%
B3 (Caa subordinate)                                  2%                             2%


Industry and State:                                                                          Utility Maximum
                                    Non-Utility Maximum                 Utility              Single State(3)
                                     Single Industry(3)           Maximum Single Sub-
Moody's Rating(1)                                                   Industry(3)(6)
"aaa", Aaa                                       100%                       100%                100%
"aa", Aa                                          60%                        60%                 20%
"a", A                                            40%                        50%                 10%(7)
CS/CB, "baa", Baa(5)                              20%                        50%                  7%(7)
Ba                                                12%                        12%                 N/A
B1/B2                                              8%                         8%                 N/A
B3 (Caa subordinate)                               5%                         5%                 N/A


--------------------------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas.

; and provided, further, that the Fund's investments in auction rate preferred stocks described in clause (iv) above will be included in Moody's Eligible Assets only to the extent that the aggregate Market Value of such stocks does not exceed 10% of the aggregate Market Value of all of the Fund's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate Market Value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

        (ix) no assets which are subject to any lien or irrevocably deposited by the Fund for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

    "1940 Act" means the Investment Company Act of 1940, as amended.

    "Notice of  Redemption" has the  meaning set forth  on page       of this
Prospectus.

    "Paying Agent" means State Street Bank and Trust Company and its successors or any other paying agent appointed by the Fund.

    "Portfolio Calculation" means the aggregate Discounted Value of all Moody's Eligible Assets.

    "Preferred Stock" means the preferred stock, par value $.001 per share, of the Fund, and includes the Cumulative Preferred Stock.

    "Redemption  Price"  has  the  meaning set  forth  on  page       of this
Prospectus.

    "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

          (i)  U.S. Government Obligations;

         (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

        (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund);

         (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Fund will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

    "S&P" means Standard & Poor's Ratings Services.

    "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

    "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.



    NO  PERSON HAS BEEN AUTHORIZED  TO GIVE ANY
INFORMATION OR  TO MAKE  ANY REPRESENTATIONS IN                       1,600,000 SHARES
CONNECTION WITH THIS OFFERING, OTHER THAN THOSE
CONTAINED  IN  THIS  PROSPECTUS,  IN CONNECTION
WITH  THE OFFER CONTAINED HEREIN, AND, IF GIVEN
OR    MADE,   SUCH    OTHER    INFORMATION   OR
REPRESENTATIONS  MUST  NOT BE  RELIED  UPON  AS
HAVING  BEEN   AUTHORIZED  BY   THE  FUND,  ITS
INVESTMENT   ADVISER   OR   THE   UNDERWRITERS.                  ROYCE MICRO-CAP TRUST, INC.
NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY
SALE   MADE    HEREUNDER   SHALL,   UNDER   ANY
CIRCUMSTANCES,  CREATE  ANY   IMPLICATION  THAT
THERE  HAS BEEN NO CHANGE IN THE AFFAIRS OF THE
FUND  SINCE   THE  DATE  HEREOF   OR  THAT  THE
INFORMATION CONTAINED HEREIN  IS CORRECT  AS OF
ANY  TIME   SUBSEQUENT  TO  ITS   DATE.    THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL
OR  A  SOLICITATION  OF AN  OFFER  TO  BUY  ANY
SECURITIES  OTHER THAN THE SECURITIES  TO WHICH
IT   RELATES.     THIS   PROSPECTUS   DOES  NOT                 % CUMULATIVE PREFERRED STOCK
CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION
OF  AN  OFFER  TO  BUY SUCH  SECURITIES  IN ANY
CIRCUMSTANCE   IN  WHICH   SUCH  AN   OFFER  OR
SOLICITATION IS UNLAWFUL.                                                PROSPECTUS

                 ______________                                        JUNE     , 1997



               TABLE OF CONTENTS

                                            Page

Prospectus Summary  . . . . . . . . . . . . . .
Ordinary Income Equivalent
    Yield Tables  . . . . . . . . . . . . . . .                       Smith Barney Inc.
Financial Highlights  . . . . . . . . . . . . .
The Fund  . . . . . . . . . . . . . . . . . . .
Use of Proceeds . . . . . . . . . . . . . . . .                    PaineWebber Incorporated
Capitalization  . . . . . . . . . . . . . . . .
Portfolio Composition . . . . . . . . . . . . .
Investment Objective and
    Policies  . . . . . . . . . . . . . . . . .
Investment Advisory and
    Other Services  . . . . . . . . . . . . . .
Description of Cumulative
    Preferred Stock . . . . . . . . . . . . . .
Description of Capital Stock  . . . . . . . . .
Taxation  . . . . . . . . . . . . . . . . . . .
Custodian, Transfer Agent and
   Dividend-Paying Agent . . . . . . . . . .  .
Underwriting  . . . . . . . . . . . . . . . . .
Legal Matters . . . . . . . . . . . . . . . . .
Experts . . . . . . . . . . . . . . . . . . . .
Additional Information  . . . . . . . . . . . .
Table of Contents of Statement of
  Additional Information  . . . . . . . . . . .
Glossary  . . . . . . . . . . . . . . . . . . .



   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.

                SUBJECT TO COMPLETION, DATED JUNE       , 1997

STATEMENT OF ADDITIONAL INFORMATION




                               1,600,000 SHARES

                         ROYCE MICRO-CAP TRUST, INC.

                           % CUMULATIVE PREFERRED STOCK
                   LIQUIDATION PREFERENCE $25.00 PER SHARE

The % Cumulative Preferred Stock, liquidation preference $25.00 per share (the "Cumulative Preferred Stock"), to be issued by Royce Micro-Cap Trust, Inc. (the "Fund") will be senior securities of the Fund. The Fund will use the net proceeds of the offering to purchase additional portfolio securities in accordance with its investment objective and policies.

The Fund is a closed-end diversified management investment company. The Fund's investment objective is long-term capital appreciation, which it seeks by investing at least 65% of its assets in common stocks, convertible securities and warrants of companies that, at the time of investment, have market capitalizations of $300 million or less. The Fund's address is 1414 Avenue of the Americas, New York, New York 10019, and its telephone number is
(212) 355-7311.  Royce & Associates, Inc. is its investment adviser.

This  Statement of Additional Information is  not a prospectus, but should be
read in  conjunction with the  Fund's Prospectus (dated  June        , 1997).
Please retain this document for future reference. To obtain an additional copy of the Prospectus or the Fund's Annual Report to Stockholders for the year ended December 31, 1996, please call Investor Information at 1-800-221-4268. Defined terms used herein have the meanings assigned to them in the Prospectus.


                              TABLE OF CONTENTS

                                                                          Page
 Principal Stockholders . . . . . . . . . . . . . . . . . . . . . . . . .
 Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . .
 Code of Ethics and Related Matters   . . . . . . . . . . . . . . . . . .
 Investment Advisory and Other Services   . . . . . . . . . . . . . . . .
 Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . .
 Net Asset Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .

Dated June      , 1997



                            PRINCIPAL STOCKHOLDERS

    As of May 31, 1997, the following persons owned of record or were known by the Fund to have owned beneficially 5% or more of the 12,153,511 shares of its Common Stock then outstanding:

Name and Address                                   Type and Percentage of Ownership
Charles M. Royce                                   776,626 shares                      6.6%
1414 Avenue of the Americas                        (beneficial)
New York, New York  10019
Depository Trust Company                           11,575,205                          95.2%
  Cede & Co.                                       (of record only)
  P.O. Box 20, Bowling Green Station
  New York, New York 10274






    All directors and officers of the Fund as a group owned approximately 6.6% of the Fund's outstanding shares of Common Stock as of such date.

                            DIRECTORS AND OFFICERS

    The following table sets forth certain information as to each Directors and officers of the Fund.

                                Position with    Principal Occupations and Other Affiliations
Name and Address                the Fund         During the Last Five Years
Charles M. Royce* (57)          Director,        President, Managing Director (since April 1997),
1414 Avenue of the  Americas    President and    Secretary, Treasurer, sole director and sole voting
New York, NY 10019              Treasurer        shareholder of Royce & Associates, Inc. ("Royce"),
                                                 formerly named Quest Advisory Corp., the Fund's
                                                 investment adviser; Trustee, President and Treasurer
                                                 of The Royce Fund ("TRF") and its predecessors;
                                                 Director, President and Treasurer of the Fund (since
                                                 September 1993), Royce Value Trust, Inc. ("RVT"),
                                                 and Royce Global Trust, Inc. ("RGT") (since October
                                                 1996), closed-end diversified management investment
                                                 companies of which Royce is the investment adviser;
                                                 (the Fund, TRF, RVT and RGT collectively, "The Royce
                                                 Funds"); Secretary and sole director and shareholder
                                                 of Royce Fund Services, Inc. ("RFS"), formerly named
                                                 Quest Distributors, Inc., the distributor of the
                                                 Fund's shares; and managing general partner of Royce
                                                 Management Company ("RMC"), formerly named Quest
                                                 Management Company, a registered investment adviser,
                                                 and its predecessor.

                                Position with    Principal Occupations and Other Affiliations
Name and Address                the Fund         During the Last Five Years
Thomas R. Ebright* (52)         Director &       Vice President  of Royce; Trustee  of TRF and  one of
50 Portland Pier                Vice President   its predecessors;  Vice President  of TRF and  one of
Portland, ME 04101                               its   predecessors;  Director   of  RVT   and,  since
                                                 September   1993,  the  Fund;  Vice  President  since
                                                 November  1995  (President until  October  1995)  and
                                                 Treasurer of  RFS;  general partner  of  RMC and  its
                                                 predecessor  until  June 1994;  President,  Treasurer
                                                 and a  Director and principal  shareholder of  Royce,
                                                 Ebright  & Associates,  Inc., the  investment adviser
                                                 for  a series  of TRF  since June  1994; Director  of
                                                 Atlantic Pro Sports, Inc.  and of the Strasburg  Rail
                                                 Road  Co.  since  March   1993;  and  President   and
                                                 principal  owner  of Baltimore  Professional  Hockey,
                                                 Inc. until May 1993.

Richard M. Galkin (59)          Director         Private investor  and President of  Richard M. Galkin
5284 Boca Marina                                 Associates, Inc., tele-communications consultants.
Boca Raton, FL 33487

Stephen L. Isaacs (57)          Director         President of The Center for Health and Social Policy
65 Harmon Avenue                                 since September 1996; President of Stephen L. Isaacs
Pelham, NY 10803                                 Associates, Consultants; and Director of Columbia
                                                 University Development Law and Policy Program;
                                                 Professor at Columbia University until August 1996.

David L. Meister (56)           Director         Consultant  to  the   communications  industry  since
111 Marquez Place                                January  1993;  and  Executive  Officer   of  Digital
Pacific Palisades, CA  90272                     Planet Inc. from April 1991 to December 1992.

John D. Diederich * (45)        Vice President   Director of  Operations of  TRF and RVT  (since April
1414 Avenue of the Americas                      1993) and  of the  Fund (since September  1993); Vice
New York, NY  10019                              President  of RGT  (since October  1996) and  of the
                                                 Fund  and RVT  (since April  1997); President  of RFS
                                                 since  November  1995;  and  President  of  Fund/Plan
                                                 Services, Inc. from January 1988 to December 1992.

Jack E. Fockler, Jr. * (38)     Vice President   Managing  Director   (since  April  1997)   and  Vice
1414 Avenue of the Americas                      President (since August 1993)  of Royce, having  been
New York, NY  10019                              employed by Royce since October 1989;  Vice President
                                                 of  RGT  (since October  1996)  and  the other  Royce
                                                 Funds (since  April 1995); and General Partner of RMC
                                                 and its predecessor since January 1992.

W. Whitney George* (39)         Vice President   Managing Director (since April 1997) and Vice
1414 Avenue of the Americas                      President (since August 1993) of Royce, having been
New York, NY  10019                              employed by Royce since October 1991; Vice President
                                                 of RGT (since October 1996) and of the other Royce
                                                 Funds (since April 1995); and General Partner of RMC
                                                 and its predecessor since January 1992.

Daniel A. O'Byrne* (35)         Vice President   Vice  President of  Royce  (since  May 1994),  having
1414 Avenue of the Americas     and Assistant    been employed by Royce  since October 1986; and  Vice
New York, NY 10019              Secretary        President of  RGT  (since October  1996)  and of  the
                                                 other Royce Funds (since July 1994).


John E. Denneen* (30)           Secretary        Associate General Counsel and Chief Compliance
1414 Avenue of the Americas                      Officer of Royce (since May 1996); Secretary of RGT
New York, NY 10019                               (since October 1996) and of the other Royce Funds
                                                 (since June 1996); and Associate of Seward & Kissel
                                                 from September 1992 to May 1996.


------------------
* An "interested person" of the Fund and/or Royce under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").


                                   ------------------

    Normally, holders of shares of the Preferred Stock of the Fund, including the Cumulative Preferred Stock, voting as a separate class, will elect two members of the Fund's Board of Directors, and holders of the Preferred Stock, including the Cumulative Preferred Stock, and the Common Stock, voting as a single class, will elect the remaining directors. See "Description of Cumulative Preferred Stock-Voting Rights" in the Prospectus.
Messrs.            and           have been designated  as the Preferred Stock
directors, subject to election at the first meeting of the Fund's stockholders to be called after issuance of the Cumulative Preferred Stock.

    All of the Fund's directors are also trustees of TRF and directors of RVT and, except for Thomas R. Ebright, RGT.

    The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of the independent auditors for the Fund and for conducting post-audit reviews of its financial condition with such auditors.

REMUNERATION OF DIRECTORS

    Set forth below is the compensation paid by the Fund and the other registered investment companies comprising The Royce Funds to each Director of the Fund for the year ended December 31, 1996.

                             Aggregate        Total Compensation
                         Compensation From    From the Fund and
Director                     the Fund         Other Royce Funds
------                      ------            --------------
Charles M. Royce            $        0         $       0
Thomas R. Ebright                    0                 0
Richard M. Galkin                7,500            64,000
Stephen L. Isaacs                7,500            64,000
David L. Meister                 7,500            64,000

    Fees and expenses paid to the directors aggregated $25,633 for the year ended December 31, 1996.


                      CODE OF ETHICS AND RELATED MATTERS

     Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC
("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment plan or employer-sponsored automatic payroll deduction cash purchase plan or
(ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

    Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation guidelines and procedures. See "Brokerage Allocation and Other Practices".

    As    of    May    31,    1997,    Royce-related    persons,   interested
trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $27.4 million, and their equity interests in Royce-related private investment companies totaled approximately $3.3 million.


                    INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY FEE

    The following table illustrates, on an annualized basis, the full range of permitted increases or decreases to the Basic Fee.

 Difference between Performance of
 Fund and % Change in Russell 2000
               Index                       Adjustment to 1% Basic Fee             Fee as Adjusted
+12 or more . . . . . . . . . . .                    +.5%                               1.5%
+11 . . . . . . . . . . . . . . .                    +.45%                              1.45%
+10 . . . . . . . . . . . . . . .                    +.4%                               1.4%
+9  . . . . . . . . . . . . . . .                    +.35%                              1.35%
+8  . . . . . . . . . . . . . . .                    +.3%                               1.3%
+7  . . . . . . . . . . . . . . .                    +.25%                              1.25%
+6  . . . . . . . . . . . . . . .                    +.2%                               1.2%
+5  . . . . . . . . . . . . . . .                    +.15%                              1.15%
+4  . . . . . . . . . . . . . . .                    +.1%                               1.1%
+3  . . . . . . . . . . . . . . .                    +.05%                              1.05%
+/-2  . . . . . . . . . . . . . .                    0                                  1%
-3  . . . . . . . . . . . . . . .                    -0.05%                             .95%
-4  . . . . . . . . . . . . . . .                    -.1%                               .9%
-5  . . . . . . . . . . . . . . .                    -.15%                              .85%
-6  . . . . . . . . . . . . . . .                    -.2%                               .8%
-7  . . . . . . . . . . . . . . .                    -.25%                              .75%
-8  . . . . . . . . . . . . . . .                    -.3%                               .7%
-9  . . . . . . . . . . . . . . .                    -.35%                              .65%
-10 . . . . . . . . . . . . . . .                    -.4%                               .6%
-11 . . . . . . . . . . . . . . .                    -.45%                              .55%
-12 or less . . . . . . . . . . .                    -.5%                               .5%



    In calculating the investment performance of the Fund and the percentage change in the investment record of the Russell 2000 Index (the "Russell 2000"), all dividends and other distributions per share of Common Stock of realized capital gains and/or of any net investment income and any capital gains taxes per share of Common Stock paid or payable on undistributed realized long-term capital gains and all dividends and other distributions on the securities comprising the Russell 2000 during the performance period are treated as having been reinvested, and no effect is given to gain or loss resulting from capital share transactions of the Fund. Fractions of a percentage point are rounded to the nearest whole point (to the higher whole point if exactly one-half).

    For the years ended December 31, 1996, 1995 and 1994, Royce received investment advisory fees from the Fund of $499,869, $713,033 (net of $2,878 voluntarily waived by Royce) and $881,249, respectively.

OTHER

    The Investment Advisory Agreement provides that the Fund may use "Royce" as part of its name only for as long as the Investment Advisory Agreement remains in effect. The name "Royce" is a property right of Royce, and it may at any time permit others, including other investment entities, to use such name.

    The Investment Advisory Agreement protects and indemnifies Royce against liability to the Fund, its stockholders or others for any action taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser to the Fund. However, Royce is not protected or indemnified against liabilities to which it would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

    Royce's services to the Fund are not deemed to be exclusive, and Royce or any of its affiliates may provide similar services to other investment companies and other clients or engage in other activities.

    The Investment Advisory Agreement will remain in effect until April 30, 1998 and may be continued in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the directors who are not parties to the Agreement or interested persons of any such party. The Investment Advisory Agreement will automatically terminate if it is assigned (as defined by the 1940 Act and the rules thereunder) and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party thereto on not less than 60 days' written notice.

ADMINISTRATION AGREEMENT

    Mitchell Hutchins Asset Management Inc. (the "Administrator") is a wholly-owned subsidiary of PaineWebber Incorporated. Under the Administration Agreement with the Fund (the "Administration Agreement"), the Administrator is responsible for (i) preparing all reports required to be filed by the Fund with the Securities and Exchange Commission (the "Commission") on Form N-SAR; (ii) providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's Federal, state and local tax returns, and reviewing such returns after they are prepared; (iii) assisting in the preparation of financial information relating to the Fund for the Fund's periodic reports to stockholders; (iv) assisting in monitoring compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations; (v) reviewing the calculation of the Fund's net asset value in accordance with the Fund's registration statement under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), by the Fund's accounting agent (which may or may not be the same party as the Fund's custodian or an affiliate of the Fund's custodian), and in monitoring the performance of such agent in making the Fund's net asset value available for public dissemination; (vi) assisting in establishing the accounting policies of the Fund; and (vii) assisting the Fund in determining the amount of dividends or other distributions available to be paid by the Fund to its stockholders.

    The Administration Agreement is terminable without penalty on 60 days' prior written notice by either party to the other. The Board reviews the Administrator's performance under the Administration Agreement semi-annually and will continue, modify or terminate the Agreement, based on what it determines to be in the best interests of the Fund's stockholders. During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $119,427, $147,482 and $186,625, respectively, in fees to the Administrator for administration services.


SERVICE CONTRACT WITH STATE STREET

    State Street Bank and Trust Company ("State Street"), the custodian of the Fund's assets, provides certain management-related services to the Fund. Such services include keeping books of accounts and rendering such financial and other statements as may be requested by the Fund from time to time, and generally assisting in the preparation of reports to the Fund's stockholders, to the Securities and Exchange Commission and others, in the auditing of accounts and in other ministerial matters of like nature, as agreed to between the Fund and State Street. During the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid $59,957, $63,266 and $55,527, respectively, in fees to State Street for management-related and custodial services.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES


    Royce is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by Royce to be capable of obtaining the best price for the security involved in the transaction. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement, and may be written or oral. Royce determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

    Royce is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

    Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Fund.

    Even though investment decisions for the Fund are made independently from those for the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund.
    During the year ended December 31, 1996, the Fund did not acquire any securities of any of its regular brokers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

    During each of the three years ended December 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of $158,000, $122,000 and $83,000, respectively.

    One or more of the Underwriters have effected purchases and sales of the portfolio securities of the Fund and of other accounts managed by Royce and RMC and may be chosen to effect future transactions for the Fund and such other accounts.


                               NET ASSET VALUE

    The Fund calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone (800-221-4268) and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the Exchange is open. The net asset value of the Fund's Common Stock is calculated by dividing the current value of the Fund's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

    In determining net asset value, securities listed on an exchange or on the National Association of Securities Dealers Automated Quotation System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price for exchange-listed securities and at the average of their electronically-reported bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Fund's Board of Directors. Notwithstanding the above, bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

    The offering costs of the Cumulative Preferred Stock (including the underwriting discount) will be charged to additional paid-in capital.



                             FINANCIAL STATEMENTS

    The audited financial statements included in the Annual Report to the Fund's Stockholders for the fiscal year ended December 31, 1996, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference.


                                    PART C

                              OTHER INFORMATION

ITEM 24.     FINANCIAL STATEMENTS AND EXHIBITS

    1.  Financial Statements
        Included in Part A:
        - Selected  Per Share  Data  and  Ratios for  the three  years  ended
        December  31, 1996 and the period     December 14, 1993 (commencement
        of operations) to December 31, 1993.

        Incorporated by reference in Part B:
        - Schedule of Investments at December 31, 1996*
        - Statement of Assets and Liabilities at December 31, 1996*
        - Statement of Operations for the year ended December 31, 1996*
        - Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995*
        - Statement of Cash Flows for the year ended December 31, 1996*
        - Selected  Per Share  Data  and  Ratios for  the three  years  ended
        December 31, 1996 and the  period    December 14, 1993  (commencement
        of operations) to December 31, 1993*
        - Notes to Financial Statements*
        - Report of Independent Accountants*
_______________
* Incorporated by reference to the Registrant's 1996 Annual Report to Stockholders, filed with the Securities and Exchange Commission (the "Commission") for the year ended December 31, 1996, pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended.

    2.  Exhibits
        (a)(1) Articles of Amendment and Restatement to the Articles of Incorporation of the Registrant.(1)
           (2) Articles of Amendment to the Articles of Incorporation of the Registrant.(2)
           (3) Form of Articles Supplementary of the Registrant to be filed with the Maryland State Department of Assessments and Taxation.
        (b)      Amended and Restated By-laws of the Registrant.(3)
        (c)      Not applicable.
        (d)(1)   Form of Specimen certificate for    % Cumulative Preferred
                 Stock.
           (2)   Portions of the Articles of Supplementary of the  Registrant
                 defining the rights of holders of             %    Cumulative
                 Preferred Stock.(4)
        (e)      Amended  and  Restated  Distribution  Reinvestment  and Cash
                 Purchase Plan.
        (f)      Not applicable.
        (g) Form of Investment Advisory Agreement between the Registrant and Royce & Associates, Inc. ("Royce").(3)
        (h)(1)   Form of Smith Barney Underwriting Agreement*
           (2)   Form of Smith Barney Agreement Among Underwriters.
        (i)      Not applicable.
        (j)      Form of Custodian Contract.(1)
        (k)(1)   Form of Registrar, Transfer Agency and Service Agreement.(1)
           (2)   Form of Administration Agreement.(1)
           (3)   Amendment to Administration Agreement.
           (4)   Form  of  Registrar,  Transfer   Agent  and  Paying   Agency
                 Agreement between the Registrant and State Street Bank and Trust Company.
        (l) Opinion and Consent of Venable, Baetjer and Howard LLP, Maryland counsel to the Registrant*
        (m)      Not applicable.
        (n)(1) Consent of Ernst & Young LLP, independent auditors for the Registrant.
           (2)   Consent of Coopers & Lybrand L.L.P., independent auditors.
        (o)      Not applicable.
        (p)      Not applicable.
        (q)      Not applicable.
        (r)      Financial Data Schedule.*
_______________
(1) Incorporated by  reference  to  Pre-Effective  Amendment  No.  2  to  the
    Registrant's  Registration   Statement  on  Form   N-2  filed   with  the
    Commission on December 14, 1993 (File No. 33-68950) (the "Common Stock Registration Statement").
(2) Incorporated by reference to the Semi-Annual Report on Form N-SAR, filed with the Commission on September 14, 1995 (the "September 1995 N-SAR").
(3) Incorporated by reference to the Semi-Annual Report on Form N-SAR, filed with the Commission on February 27, 1997 (the "February 1997 N-SAR").
(4) Reference is made to (i) Article IV, Article VI and Article VIII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock
    Registration   Statement;  (ii)   Article  I   and  Article   IV  of  the
    Registrant's Amended  and Restated By-Laws,  previously filed  as Exhibit
    (b) to the Common Stock Registration Statement; and (iii) Article II of the Registrant's Articles of Supplementary filed as Exhibit (a)(3).
*   To be filed by amendment.


ITEM 25.     MARKETING ARRANGEMENTS

    See Exhibit (h)(1) to this Registration Statement.


ITEM 26.     OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees                             $   12,121
Listing Fees                                      15,000
Printing expenses (other than stock certificates) 50,000
Accounting fees and expenses                       4,000
Legal fees and expenses                          117,000
Rating Agency fees                                20,000
 Miscellaneous                                    21,879
                                                  ------
    Total        				$240,000


ITEM 27.     PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None.


ITEM 28.     NUMBER OF HOLDERS OF SECURITIES

    The following information is given as of May 31, 1997:



                                                                                        NUMBER OF
                                  TITLE OF CLASS                                     RECORD HOLDERS
Common Stock ($.001 par value)  . . . . . . . . . . . . . . . . . . . . . . . . .         391
Preferred Stock ($.001 par value) . . . . . . . . . . . . . . . . . . . . . . . .           0



ITEM 29.     INDEMNIFICATION

    Section 2-418  of the General  Corporation Law of the  State of Maryland,
Article VII of the Registrant's Articles of Amendment and Restatement to the Articles of Incorporation, previously filed as Exhibit (a) to the Common Stock Registration Statement, Article V of the Registrant's Amended and Restated By-laws, previously filed as an Exhibit to the September 1995 N-SAR, the form of Investment Advisory Agreement, previously filed as an Exhibit to the February 1997 N-SAR and the form of Underwriting Agreement, filed as Exhibit(h)(1) to this Registration Statement, each provide for indemnification.

    The Investment Advisory Agreement between the Registrant and Royce obligates the Registrant to indemnify Royce and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Royce in or by reason of any action, suit, investigation or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Royce in connection with the performance of any of its duties or obligations under the Agreement or otherwise as an investment adviser of the Registrant. Royce is not entitled to indemnification in respect of any liability to the Registrant or its security holders to which it would otherwise be subject by reason of its willful misfeasance, bad faith or reckless disregard.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent or such claim is to be paid under insurance policies, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The Registrant, its officers and directors, Royce and certain others are presently insured under a Directors and Officers/Errors and Omissions
Liability Insurance Policy issued by ICI Mutual Insurance Company, which generally covers claims by the Registrant's stockholders and third persons based on or alleging negligent acts, misstatements or omissions by the insureds and the costs and expenses of defending those claims, up to a limit of $10,000,000, with a deductible amount of $150,000.

    Reference is made to Section       of the form  of Underwriting Agreement
to be filed as Exhibit (h)(1) to this Registration Statement for provisions relating to indemnification of the Underwriters.


ITEM 30.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Reference is made to Schedules D and F to Royce's amended Form ADV (File No. 801-8268), which are incorporated herein by reference.


ITEM 31.     LOCATION OF ACCOUNTS AND RECORDS

    Records are located at:

    1.  Royce Micro-Cap Trust, Inc., 10th Floor
        1414 Avenue of the Americas
        New York, New York  10019
        (Corporate records and records relating to the function of Royce as investment adviser)

    2.  State Street Bank and Trust Company
        P.O. Box 9061
        Boston, Massachusetts 02205-8686
        Attention:  Royce Micro-Cap Trust, Inc.
        (Records relating to its functions as Custodian, Registrar and Transfer Agent and Dividend Paying Agent for the Registrant)


ITEM 32.     MANAGEMENT SERVICES

    Not applicable.


ITEM 33.     UNDERTAKINGS

    1.  Not applicable.
    2.  Not applicable.
    3.  Not applicable.
    4.  Not applicable.
    5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the registration statement as of the time it was declared effective.
        Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
    6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this registration statement.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of June, 1997.

                             ROYCE MICRO-CAP TRUST, INC.
                             (Registrant)


                                         ------------------
By:   /s/ Charles M. Royce
      ----------------------------------
	Charles M. Royce
        President

    Each person whose signature appears below hereby authorizes Charles M. Royce, Howard J. Kashner, or John E. Denneen, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

    Name                     Title                        Date
     ---                      ----                        ---


/s/ Charles M. Royce          Director, President         June 5, 1997
---------------------         and Treasurer
Charles M. Royce             (Principal Executive, Financial and
                              Accounting Officer)

/s/ Thomas R. Ebright                 Director             June 5, 1997
-------------------------
Thomas R. Ebright


/s/ Richard M. Galkin                 Director              June 5, 1997
-------------------------
Richard M. Galkin


/s/ Stephen L. Issacs                 Director              June 5, 1997
-------------------------
Stephen L. Issacs


/s/ David L. Meister                  Director               June 5, 1997
-------------------------
David L. Meister